UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2006

MEMC Electronic Materials, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13828	56-1505767
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Pearl Drive (City of O’Fallon) St. Peters, Missouri (636) 474-5000	63376
(Address of principal executive offices)	(Zip Code)

(636) 474-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) In connection with the 2005 external audit of the Company’s financial statements and the finalization of the Company’s 2005 Form 10-K, the Company and its independent registered public accountants identified several transactions that were incorrectly classified within the Company’s Consolidated Statements of Cash Flows for the years ended December 31, 2003 (the “2003 Cash Flow Statement”) and December 31, 2004 (the “2004 Cash Flow Statement”). On August 7, 2006, the Audit Committee of the Board of Directors of the Company determined, and such Committee has discussed this matter with the Company’s independent registered public accountants, that the 2003 Cash Flow Statement and the 2004 Cash Flow Statement (as such statements will be contained in the Company’s Form 10-K for the year ended December 31, 2005, when the 2005 Form 10-K is filed with the Securities and Exchange Commission) should be restated to properly reflect transactions that were incorrectly classified as operating cash flows by the Company. These transactions relate to the classification within the cash flow statements of capital expenditures and factored receivables. In addition, the Company is restating its consolidated statements of cash flows for changes to the amounts recorded for operating and investing cash flows, exchange rate changes and cash and cash equivalent balances due to an error in classification between cash equivalents and short-term investments.

There is no change to net sales, gross margin, operating income, net income, earnings per share, EBITDA, return on assets or return on equity related to this restatement. The cash and cash equivalent balances in the 2003 Cash Flow Statement, the 2004 Cash Flow Statement and the cash flow statements included in the 2005 Form 10-Qs for the first two quarters of 2005 (when filed) will also reflect the reclassification of certain amounts between cash and cash equivalents and short-term investments.

Until the time that the 2005 Form 10-K and the Form 10-Qs for the first three quarters of 2005 are filed, because the 2003 Cash Flow Statement and 2004 Cash Flow Statement are included in the Company’s consolidated financial statements for the years ended December 31, 2003 and 2004, (i) the Company’s consolidated financial statements for the years ended December 31, 2003 and 2004 and (ii) the cash flow statements for the year to date periods in 2004 included in the 2005 Form 10-Qs for the first two quarters of 2005 should not be relied upon. The Company will file its 2005 Form 10-K, as well as its Form 10-Qs for the first three quarters of 2005, on August 10, 2006. Upon the filing of the 2005 Form 10-K and the Form 10-Qs for the first three quarters of 2005, the Company’s consolidated financial statements for the years ended December 31, 2005, 2004 and 2003 included in the 2005 Form 10-K and the consolidated financial statements included in the 2005 Form 10-Qs may be relied upon.

The tables set forth below present an overview of the changes to the cash flow categories and classifications that will be reflected in the 2005 Form 10-K and the Form 10-Qs for the first three quarters of 2005 when those documents are filed with the Securities and Exchange Commission.

Changes to the statement of cash flow categories are as follows ($’s in 000’s):

	For the year ended, December 31, 2005		For the year ended, December 31, 2004		For the year ended, December 31, 2003
	As Furnished(1)	As Filed 08/10/06	As Filed(2)	As Restated	As Filed(2)	As Restated
Net cash provided by (used in) operating activities	287,995	320,996	283,044	258,027	127,222	98,736
Net cash provided by (used in) investing activities	(156,017)	(152,612)	(206,946)	(194,684)	(85,027)	(42,248)
Net cash provided by (used in) financing activities	(74,751)	(94,443)	(83,143)	(64,896)	(68,460)	(68,460)
Effect of exchange rate changes on cash and cash equivalents	4,070	3,034	2,500	(3,822)	3,473	3,196
Net increase (decrease) in cash and cash equivalents	61,297	76,975	(4,545)	(5,375)	(22,792)	(8,776)
Net increase (decrease) in short-term investments from previously reported amounts(3)	N/A	(15,678)	N/A	830	N/A	(14,016)
Net increase (decrease) in cash and cash equivalents and short-term investments	61,297	61,297	(4,545)	(4,545)	(22,792)	(22,792)

(1)	From preliminary financial statements announced by the Company and furnished on Form 8-K on April 26, 2006.
(2)	From the 2004 Form 10-K filed on March 16, 2005.
(3)	Cash flows related to short-term investments are included in net cash provided by operating activities and net cash used in investing activities above.

N/A – Not Applicable

Changes to the statement of cash flow categories are as follows ($’s in 000’s):

	For the nine months ended Sept. 30, 2004		For the six months ended June 30, 2004		For the three months ended March 31, 2004
	As Filed(1)	As Restated	As Filed(2)	As Restated	As Filed(3)	As Restated
Net cash provided by (used in) operating activities	175,856	174,143	129,856	104,844	47,514	31,080
Net cash provided by (used in) investing activities	(155,227)	(137,663)	(129,733)	(113,596)	(83,315)	(95,618)
Net cash provided by (used in) financing activities	(14,780)	(14,780)	25,951	25,951	59,687	59,687
Effect of exchange rate changes on cash and cash equivalents	600	(1,096)	1,353	(239)	1,934	(335)
Net increase (decrease) in cash and cash equivalents	6,449	20,604	27,427	16,960	25,820	(5,186)
Net increase (decrease) in short-term investments from previously reported amounts(4)	N/A	(14,155)	N/A	10,467	N/A	31,006
Net increase (decrease) in cash and cash equivalents and short-term investments	6,449	6,449	27,427	27,427	25,820	25,820

(1)	From the Q3 Form 10-Q filed on November 8, 2004.
(2)	From the Q2 Form 10-Q filed on August 9, 2004.
(3)	From the Q1 Form 10-Q filed on May 7, 2004.
(4)	Cash flows related to short-term investments are included in net cash provided by operating activities and net cash used in investing activities above.

N/A – Not Applicable

Changes to the statement of cash flow categories are as follows ($’s in 000’s):

	Six months ended, June 30, 2005		Three months ended, March 31, 2005
	As Filed(1)	As Restated	As Filed(2)	As Restated
Net cash provided by (used in) operating activities	119,211	133,694	73,345	71,298
Net cash provided by (used in) investing activities	(105,630)	(111,593)	(54,432)	(46,379)
Net cash provided by (used in) financing activities	(9,041)	(10,017)	2,813	(4,217)
Effect of exchange rate changes on cash and cash equivalents	4,143	3,390	2,279	1,463
Net increase (decrease) in cash and cash equivalents	8,683	15,474	24,005	22,165
Net increase (decrease) in short-term investments from previously reported amounts(3)	N/A	(6,791)	N/A	1,840
Net increase (decrease) in cash and cash equivalents and short-term investments	8,683	8,683	24,005	24,005

(1)	From the Q2 2005 Form 10-Q, filed on August 9, 2005.
(2)	From the Q1 2005 Form 10-Q, filed on May 10, 2005.
(3)	Cash flows related to short-term investments are included in net cash provided by operating activities and net cash used in investing activities above.

N/A – Not Applicable

Item 9.01. Exhibits.

(d)

Exhibit No.	Item
99.1	Press release dated August 10, 2006 furnished with this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEMC ELECTRONIC MATERIALS, INC.

Date: August 10, 2006	By:	/s/ Kenneth H. Hannah
	Name:	Kenneth H. Hannah
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 10, 2006.